EXHIBIT 23.01

             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement No. 333-79061.


                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 17, 1999